                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 16, 2004
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               Long Beach Acceptance Auto Receivables Trust 2004-B
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              Delaware                       333-108506-03                         33-0660404
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  (State of Other Jurisdiction of       (Commission file Number)        (I.R.S. Employer Identification
           Incorporation)                                                             No.)
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       One Mack Centre Drive                                                         07652
        Paramus, New Jersey                                                        (Zip Code)
  (Address of Principal Executive
              Offices)
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Registrant's telephone number, including area code (201) 262-5222

                                    No Change
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          (Former name of former address, if changed since last report)

ITEM: 5. OTHER EVENTS

         Information relating to distributions to Noteholders for the July 2004
         Collection Period of the Registrant in respect of the Class A-1 Asset
         Back Notes, the Class A-2 Asset Backed Notes, the Class A-3 Asset
         Backed Notes and the Class A-4 Asset Backed Notes (collectively, the
         "Notes") issued by the Registrant. The performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Servicer's Certificate for the referenced Collection Period. Certificates are provided to
         Noteholders pursuant to the Sale and Servicing Agreement dated as of
         July 1, 2004 between Long Beach Acceptance Auto Receivables Trust
         2004-B, as Issuer, Long Beach Acceptance Receivables Corp. as
         Transferor, Long Beach Acceptance Corp., as Originator, Servicer and
         Custodian and Wells Fargo Bank National Association, as Back-up
         Servicer and Trust Collateral Agent

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (b) Exhibits

         Exhibit No. 99.1    Servicer's Certificate for the July 2004 Collection
                             Period for the August 16, 2004 Distribution Date.

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange
Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

By:  Long Beach Acceptance Corp., as Servicer

/s/ Michael J. Pankey
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    Michael J. Pankey
    Senior Vice President and
    Chief Financial Officer

Dated: August 16, 2004